UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2025

OMNIAB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40720	98-1584818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 600 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 250-7800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OABI	The Nasdaq Global Market
Warrants to purchase common stock	OABIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2025, OmniAb, Inc. (“OmniAb” or the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”), for the private placement (the “Private Placement”) of 21,254,106 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $1.40 per Share or with respect to any Purchaser that is an officer, director, employee or consultant of the Company $1.85 per Share. The aggregate gross proceeds from the Private Placement are expected to be approximately $30.0 million, before deducting placement agent fees and offering expenses. The Private Placement is expected to close on August 26, 2025, subject to customary closing conditions. The Private Placement is being conducted in accordance with applicable Nasdaq rules.

The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

Leerink Partners acted as placement agent for the Private Placement.

Pursuant to the Purchase Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 days after the closing of the Private Placement (subject to certain exceptions) for purposes of registering the resale of the Shares, to use its reasonable best efforts to have such registration statement declared effective within the time period set forth in the Purchase Agreement, and to keep such registration statement effective until the earliest of (i) the time as all of the Shares purchased by the Purchasers pursuant to the terms of the Purchase Agreement have been sold pursuant to the registration statement, or (ii) such time as the Shares become eligible for resale by non-affiliates without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Purchase Agreement, the Company and the Company’s executive officers and directors agreed not to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for 60 days (or with respect to the Company, the earlier of 60 days after the date of the Purchase Agreement or the effective date of the registration statement).

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchasers represented that they were accredited investors within the meaning of rules promulgated under the Securities Act and were acquiring the securities for investment only and with no present intention of distributing any of such securities or any arrangement or understanding regarding the distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. The securities sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

On August 25, 2025, the Company issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated August 24, 2025, by and between OmniAb, Inc. and each of the purchasers party thereto

99.1	Press Release of OmniAb, Inc., dated August 25, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

OmniAb cautions you that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or continue” and similar expressions, are intended to identify forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to statements regarding: the timing, size and expectation of the closing of the Private Placement; and expectations regarding market conditions, the satisfaction of customary closing conditions related to the Private Placement and the anticipated use of proceeds therefrom. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in our business, including, without limitation: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the private placement and other risks described in our prior press releases and filings with the SEC, including under the heading “Risk Factors” in our annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIAB, INC.

Date: August 25, 2025	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Chief Legal Officer and Secretary